SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 29, 2003

(Date of earliest event reported)

POTLATCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5313	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100, Spokane WA,	99201
(Address of principal executive offices)	(Zip Code)

509-835-1500

(Registrant’s telephone number,

including area code)

Item 5. Other Events.

On December 23, 2003, the company disclosed that Richard L. Paulson, its President and Chief Operating Officer, will retire at the end of March 2004. The company previously disclosed that Mr. Paulson planned to retire at the end of 2003. The company has no current plans to fill the position after Paulson’s retirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2003

POTLATCH CORPORATION

By:	/S/ MALCOLM A. RYERSE
Malcolm A. Ryerse
Corporate Secretary